UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2018

GENIE ENERGY LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 1, 2018, Geoffrey Rochwarger, the Executive Vice Chairman of Genie Energy Ltd. (the “Registrant”), resigned his position as Vice Chairman as well as officer positions he held at various subsidiaries of the Registrant.

(e) On July 31, 2018, the Registrant’s Compensation Committee approved a grant to Avi Goldin, the Registrant’s chief financial officer, of 48,110 restricted shares of the Registrant’s Class B common stock, which will vest in three substantially equal annual installments commencing on August 1, 2019.

Item 7.01.         Regulation FD

On September 6, 2018, the Registrant posted the attached release (the “Release”) to the investor relations page of the Registrant’s website (www.genie.com) relating to the Registrant’s investment in Prism Solar Technologies of Highland, NY, a full-service solar technology and solutions company and sale of a significant stake in Atid Drilling Ltd., the Registrant’s Israel-based drilling services subsidiary to its Chairman, Howard Jonas, and Atid’s management.

A copy of the Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Beginning on September 6, 2018, the slide presentations (the “Presentations”) attached hereto as Exhibit 99.2 will be provided to certain investors. The Presentation will also be available on the Registrant’s website at the following link: http://genie.com/investors/presentations/.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. In addition, the Presentation contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the Presentation.

Item 8.01.         Other Events

The information contained in Item 7.01 above is incorporated herein by reference into this Item 8.01.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Document
99.1	Release, dated September 6, 2018

99.2	Investor Presentations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
Name: Michael Stein
Title: Chief Executive Officer

Dated: September 6, 2018

EXHIBIT INDEX

Exhibit Number	Document
99.1	Release, dated September 6, 2018

99.2	Investor Presentations

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